Exhibit 99.2

CION Investment Corporation Second Quarter 2026 Earnings Presentation

Disclosures and Forward - Looking Statements 2 The information contained in this earnings presentation should be viewed in conjunction with the earnings conference call of CION Investment Corporation (NYSE : CION) (“CION” or the “Company”) held on Thursday, August 6 , 2026 as well as the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2026 that was filed with the Securities and Exchange Commission (the “SEC”) on August 6 , 2026 . The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company . This earnings presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of tariffs and trade disputes with other countries, changes in inflation, high interest rates and the risk of recession on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies . You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology, including references to assumptions, forecasts of future results, shareholder diversification, institutional research coverage and availability and access to capital . You should read statements that contain these words carefully because they discuss the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition and other similar matters . These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control, such as the price at which the Company’s shares of common stock and other securities will trade on the NYSE . Any forward - looking statement made by the Company in this earnings presentation speaks only as of the date on which the Company makes it . Factors or events that could cause the Company’s actual results to differ, possibly materially from its expectations, include, but are not limited to, the risks, uncertainties and other factors the Company identifies in the sections entitled “Risk Factors” and “Forward - Looking Statements” in filings the Company makes with the SEC, and it is not possible for the Company to predict or identify all of them . The Company undertakes no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . This earnings presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities nor will there be any sale of common stock or any other securities referred to in this earnings presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction . Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by the Company or as legal, accounting or tax advice . An investment in securities of the type described herein presents certain risks . The Company is managed by CION Investment Management, LLC, an affiliate of the Company . Nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance . The information contained in this earnings presentation is summary information that is intended to be considered in the context of other public announcements that the Company may make, by press release or otherwise, from time to time . The Company undertakes no duty or obligation to publicly update or revise the information contained in this earnings presentation, except as required by law . These materials contain information about the Company, certain of its personnel and affiliates and its historical performance . You should not view information related to past performance of the Company as indicative of its future results, the achievement of which cannot be assured . Past performance does not guarantee future results, which may vary . The value of investments and the income derived from investments will fluctuate and can go down as well as up . A loss of principal may occur .

3 (1) The discussion of the investment portfolio excludes short term investments. Second Quarter and Other Highlights – Ended June 30, 2026 • Net investment income and earnings per share for the quarter ended June 30 , 2026 were $ 0 . 29 per share and $ 0 . 62 per share, respectively ; • Net asset value per share was $ 13 . 57 as of June 30 , 2026 compared to $ 13 . 11 as of March 31 , 2026 , an increase of $ 0 . 46 per share, or 3 . 5% . The increase was primarily due to mark - to - market price increases to certain equity investments in the Company’s portfolio during the quarter ended June 30 , 2026 ; • As of June 30 , 2026 , the Company had $ 1 . 17 billion of total principal amount of debt outstanding, of which 25 % was comprised of senior secured bank debt and 75 % was comprised of unsecured debt . The Company’s net debt - to - equity ratio was 1 . 52 x as of June 30 , 2026 compared to 1 . 62 x as of March 31 , 2026 ; • As of June 30 , 2026 , the Company had total investments at fair value of $ 1 . 65 billion in 82 portfolio companies across 23 industries . The investment portfolio was comprised of 79 . 2 % senior secured first lien investments ; 1 • During the quarter, the Company funded new investment commitments of $ 54 million, funded previously unfunded commitments of $ 13 million, and had sales and repayments totaling $ 157 million, resulting in a net decrease to the Company's funded portfolio of $ 90 million ; • As of June 30 , 2026 , investments on non - accrual status amounted to 1 . 44 % and 4 . 41 % of the total investment portfolio at fair value and amortized cost, respectively, down from 1 . 53 % and 5 . 35% , respectively, as of March 31 , 2026 ; • During the quarter, the Company repurchased 1 , 099 , 109 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 7 . 28 per share for a total repurchase amount of $ 8 . 0 million . Through June 30 , 2026 , the Company repurchased a total of 7 , 755 , 736 shares of its common stock under its 10 b 5 - 1 trading plan at an average price of $ 9 . 44 per share for a total repurchase amount of $ 73 . 2 million ; • On July 9 and July 24 , 2026 , the Company repaid a total of approximately $ 125 million in aggregate principal amount of borrowings under its JPM Credit Facility ; • On July 15 , 2026 , the Company entered into note purchase agreements with certain institutional investors in connection with the Company's issuance of up to $ 10 million in aggregate principal amount of its 7 . 50 % senior unsecured notes due 2029 and up to $ 50 million in aggregate principal amount of its 8 . 00 % senior unsecured notes due 2031 . The initial closing on July 15 , 2026 consisted of an aggregate principal amount of $ 2 million in 7 . 50% 2029 Notes and an aggregate principal amount of $ 28 million in 8 . 00% 2031 Notes ; and • On July 30 , 2026 , the Company increased the authorized amount of shares that may be repurchased by the Company under its share repurchase policy by $ 50 million, from up to $ 80 million to up to $ 130 million . The share repurchase policy may be implemented at the Company’s sole discretion, subject to market conditions, applicable law and other factors . DISTRIBUTIONS • For the quarter ended June 30 , 2026 , the Company paid monthly base distributions totaling $ 14 . 8 million, or $ 0 . 30 per share ; and • On August 3 , 2026 , the Company's co - chief executive officers declared base distributions of $ 0 . 10 per share for each of October, November and December 2026 , which will be payable to shareholders on October 30 , November 27 , and December 28 , 2026 , respectively, to shareholders of record as of October 16 , November 13 , and December 11 , 2026 , respectively .

4 Selected Financial Highlights (1) The discussion of the investment portfolio excludes short term investments. (2) Total debt outstanding excludes netting of debt issuance costs. Please refer to page 10 for debt net of issuance costs. Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ($ in millions) $1,766 $1,738 $1,697 $1,702 $1,645 Investment portfolio, at fair value (1) $1,117 $1,092 $1,140 $1,175 $1,175 Total debt outstanding (2) $759 $773 $708 $660 $668 Net assets 1.47x 1.41x 1.61x 1.78x 1.76x Debt - to - equity 1.39x 1.28x 1.44x 1.62x 1.52x Net debt - to - equity $52.5 $78.7 $53.8 $49.5 $49.8 Total investment income $16.9 $38.6 $18.3 $12.9 $14.2 Net investment income $10.4 $(2.7) $(59.4) $(35.9) $16.8 Net realized and unrealized gains (losses) $27.3 $35.9 $(41.1) $(23.0) $31.0 Net increase (decrease) in net assets resulting from operations Per Share Data $14.50 $14.86 $13.76 $13.11 $13.57 Net asset value per share $0.32 $0.74 $0.35 $0.25 $0.29 Net investment income per share $0.20 $(0.05) $(1.15) $(0.70) $0.33 Net realized and unrealized gains (losses) per share $0.52 $0.69 $(0.80) $(0.45) $0.62 Earnings per share $0.36 $0.36 $0.36 $0.30 $0.30 Distributions declared per share

Investment Activity • New investment commitments for the quarter were $57 million, of which $54 million were funded and $3 million were unfunded. • New investment commitments were made across 1 new and 10 existing portfolio companies. • Fundings of previously unfunded commitments for the quarter were $13 million. • Sales and repayments totaled $157 million for the quarter, which included the full exit of investments in 8 portfolio compani es. Note - The discussion of the investment portfolio excludes short term investments. Unfunded commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, whi ch may be shorter than the loan’s maturity date. 5 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ($ in millions) $41 $73 $76 $69 $57 New investment commitments $29 $65 $66 $54 $54 Funded $12 $8 $10 $15 $3 Unfunded $10 $17 $12 $12 $13 Fundings of previously unfunded commitments $(86) $(148) $(79) $(38) $(103) Repayments $(2) $(3) $0 $0 $(54) Sales $(49) $(69) $(1) $28 $(90) Net funded investment activity 99 91 89 89 82 Total Portfolio Companies

6 Portfolio Asset Composition * Less than 1%. The discussion of the investment portfolio is at fair value and excludes short term investments. 93% 79% 100% 97% 3% 81% 19% 0%* 1% 0%* 0% 0%* 1% 80% 0%* 19% 85% 14% 0%* 79% 81% 1% 20% 19% 0% 92% 1% 0%* 0%* 8% 0% 20% 6% 1% 0%* 0%

7 INTERNAL INVESTMENT RISK RATINGS (1) (% of Total Portfolio, Fair Value) Q2 2026 NON - ACCRUAL % (1) Higher Credit Quality Lower Credit Quality Credit Quality of Investments (1) The discussion of the investment portfolio excludes short term investments. * - Less than 1%. Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Rating 3.2% 1.5% 8.2% 9.3% 11.7% 1 83.4% 85.7% 77.9% 75.7% 72.2% 2 11.6% 10.4% 11.5% 12.9% 14.1% 3 1.4% 2.1% 1.9% 1.6% 1.7% 4 0.4% 0.3% 0.5% 0.5% 0.3% 5 100.0% 100.0% 100.0% 100.0% 100.0% Total

8 Market Price Implies Realized Credit Losses of 14x Historical Losses (1) Calculated using NAV per share and shares outstanding as of June 30 , 2026 , compared to the stock price as of July 28 , 2026 . (2) Reflects $ 364 . 7 million in additional implied losses to the historical credit loss rate of 0 . 32 % as of June 30 , 2026 . (3) Represents Investments risk rated 3 , 4 and 5 at fair value ( $ 264 . 5 million as of June 30 , 2026 ) . (4) Represents the additional loss rate that would need to be applied to investments risk rated 2 .

PORTFOLIO BY SECURITY TYPE (4) PORTFOLIO BY INTEREST RATE TYPE (4) Portfolio Summary 9 (1) See endnote 4 in our press release filed with the SEC on August 6 , 2026 . (2) See endnote 5 in our press release filed with the SEC on August 6 , 2026 . (3) See endnote 6 in our press release filed with the SEC on August 6 , 2026 . (4) The discussion of the investment portfolio excludes short term investments . Portfolio Characteristics (as of June 30, 2026) (4) Investment Portfolio $1,695.7 million Total investments and unfunded commitments $50.5 million Unfunded commitments $1,645.2 million Investments at fair value 10.57 % Yield on debt and other income producing investments at amortized cost (1) 11.23 % Yield on performing loans at amortized cost (1) 8.90 % Yield on total investments at amortized cost Portfolio Companies 82 Number of portfolio companies 5.07x Weighted average leverage (net debt/EBITDA) (2) 1.87x Weighted average interest coverage (2) $33.7 million Median EBITDA (3) Industry Diversification (4) % of Investment Portfolio Industry 14.7 % Services: Business 11.5 % Retail 10.5 % Healthcare & Pharmaceuticals 8.9 % Energy: Electricity 7.5 % Media: Diversified & Production 46.9 % Other (≤ 6.2% each) 79.2% Senior Secured Debt Investments - Less than 1%

Quarterly Operating Results

All figures in thousands, except share and per share data	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Investment income					
Interest income[1]	$ 43,382	$ 42,865	$ 43,992	$ 68,177	$ 48,881
Dividend income	3,501	3,798	5,052	905	1,651
Fee income	2,910	2,874	4,748	9,629	1,712
Total investment income	**$ 49,793**	**$ 49,537**	**$ 53,792**	**$ 78,711**	**$ 52,244**
Expenses					
Management fees	$ 6,040	$ 6,105	$ 6,422	$ 6,532	$ 6,497
Interest and other debt expenses	23,836	24,413	22,253	22,652	22,637
Incentive fees	3,006	2,728	3,882	8,181	3,589
Other operating expenses	2,737	3,338	2,936	2,874	2,589
Total expenses before taxes	**$ 35,619**	**$ 36,584**	**$ 35,493**	**$ 40,239**	**$ 35,312**
Income tax expense (benefit), including excise tax	4	89	—	(95)	10
Net investment income after taxes	**$ 14,170**	**$ 12,864**	**$ 18,299**	**$ 38,567**	**$ 16,922**
Net realized gain (loss) and unrealized appreciation (depreciation) on investments					
Net realized (loss) gain	$ (17,966)	$ 237	$ 118	$ (9,605)	$ (32,376)
Net change in unrealized appreciation (depreciation)	34,776	(36,132)	(59,537)	6,916	42,770
Net realized and unrealized gains (losses)	**$ 16,810**	**$ (35,895)**	**$ (59,419)**	**$ (2,689)**	**$ 10,394**
Net increase (decrease) in net assets resulting from operations	**$ 30,980**	**$ (23,031)**	**$ (41,120)**	**$ 35,878**	**$ 27,316**
Per share data					
Net investment income	$ 0.29	$ 0.25	$ 0.35	$ 0.74	$ 0.32
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	$ 0.33	$ (0.70)	$ (1.15)	$ (0.05)	$ 0.20
Earnings per share	$ 0.62	$ (0.45)	$ (0.80)	$ 0.69	$ 0.52
Distributions declared per share	$ 0.30	$ 0.30	$ 0.36	$ 0.36	$ 0.36
Weighted average shares outstanding	49,660,843	50,803,697	51,616,723	52,065,707	52,628,784
Shares outstanding, end of period	49,202,704	50,301,813	51,417,866	51,973,518	52,303,842

CION INVESTMENTS

(1) Includes certain prepayment fees, exit fees, accelerated original issue discount and paid-in-kind interest income.

10

Quarterly Balance Sheet 11 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 All figures in thousands, except per share data and asset coverage ratio Assets $ 1,824,628 $ 1,840,584 $ 1,812,990 $ 1,799,474 $ 1,800,093 Investments, at fair value 6,533 3,931 8,159 9,248 7,664 Cash 45,246 31,192 27,979 33,062 34,571 Interest receivable on investments 3,408 5,218 3,699 227 1,590 Receivable due on investments sold 966 3,019 1,973 1,950 2,770 Prepaid expenses and other assets $ 1,880,781 $ 1,883,944 $ 1,854,800 $ 1,843,961 $ 1,846,688 Total Assets Liabilities & Net Assets $ 1,101,640 $ 1,078,522 $ 1,125,580 $ 1,158,183 $ 1,159,941 Financing arrangements (net of debt issuance costs) (1) 4 9,277 2,529 6,636 3,076 Payable for investments purchased 1,178 1,154 785 813 727 Accounts payable and accrued expenses 7,866 6,194 5,764 8,489 5,111 Interest payable 6,497 6,571 6,423 6,104 6,040 Accrued management fees 3,589 8,181 3,882 2,728 3,006 Accrued subordinated incentive fee on income 1,263 1,499 2,182 1,372 1,011 Accrued administrative services expense 134 40 27 — — Share repurchase payable $ 1,122,171 $ 1,111,438 $ 1,147,172 $ 1,184,325 $ 1,178,912 Total Liabilities $ 758,610 $ 772,506 $ 707,628 $ 659,636 $ 667,776 Total Net Assets $ 1,880,781 $ 1,883,944 $ 1,854,800 $ 1,843,961 $ 1,846,688 Total Liabilities and Net Assets $ 14.50 $ 14.86 $ 13.76 $ 13.11 $ 13.57 Net Asset Value per share 1.68 1.71 1.62 1.56 1.57 Asset coverage ratio (2) (1) The Company had debt issuance costs of $ 14 , 903 as of June 30 , 2026 , $ 16 , 661 as of March 31 , 2026 , $ 14 , 263 as of December 31 , 2025 , $ 13 , 822 as of September 30 , 2025 and $ 15 , 704 as of June 30 , 2025 . (2) Asset coverage ratio is equal to (i) the sum of (a) net assets at the end of the period and (b) total senior securities outstanding at the end of the period (excluding unfunded commitments), divided by (ii) total senior securities outstanding at the end of the period .

12 Q2 2026 Net Asset Value Bridge Per Share Data

13 Maturity Date Interest Rate Principal Amount Outstanding Total Commitment Amount 6/15/2027 S + 2.55% (2) $200 $200 JPM Credit Facility 12/30/2029 7.50% 173 173 7.50% Public 2029 Notes (1) 12/15/2029 7.70% 125 125 7.70% 2029 Notes (1) 12/15/2027 7.41% 48 48 7.41% 2027 Notes (1) 2/13/2028 S + 2.75% 100 125 UBS Credit Facility 3/31/2031 7.50% 135 135 7.50% Public 2031 Notes (1) 8/31/2026 S + 3.82% 115 115 Series A Unsecured Notes, 2026 (1) 11/8/2027 S + 4.75% 100 100 Floating Rate Unsecured Notes, Tranche A 2027 (1) 11/8/2027 S + 3.90% 100 100 Floating Rate Unsecured Notes, Tranche B, 2027 (1) 4/27/2027 S + 3.50% 50 50 2022 Unsecured Term Loan (1) 9/30/2027 S + 3.80% 30 30 2024 Unsecured Term Loan (1) 7.5% $1,175 $1,200 Total Debt Debt Summary DEBT MATURITIES ($ in millions) DEBT SCHEDULE ($ in millions) $25 million in available capacity within existing senior secured facilities (1) Investment grade credit rating. (2) The Company pays an annual administrative fee of 0.20% on JPM's total financing commitment.

14 Distribution Per Share and Distribution Coverage 1 (1) Includes supplemental distributions of $0.05 per share during Q4 2024. Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 $0.29 $0.25 $0.35 $0.74 $0.32 $0.36 $0.35 $0.40 Net Investment Income (per share) $0.30 $0.30 $0.36 $0.36 $0.36 $0.36 $0.41(1) $0.36 Distribution (per share) 0.97x 0.83x 0.97x 2.06x 0.89x 1.00x 0.85x 1.11x Distribution coverage